UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2019

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	27-0863354
(Commission File Number)	(IRS Employer Identification No.)

10901 Red Circle Dr., Suite 150, Minnetonka, MN 55343

(Address of principal executive offices and zip code)

952-426-1383

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2019, NeuroOne Medical Technologies Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) under Item 1.02 disclosing, among other things, that on February 28, 2019, the Company prepaid certain promissory notes in full. This amendment to the Original 8-K is being filed to correct the dates and amounts of prepayments.

As previously disclosed in Current Reports on Form 8-K filed on March 26, 2018, May 23, 2018, November 20, 2018, and December 18, 2018, the Company entered into unsecured interest free loans (the “Loans”) with Lifestyle Healthcare LLC and Mohammad Jainal Bhuiyan, holders of over 5% of the Company’s Common Stock, represented by promissory notes, for an aggregate of $528,000.

The terms of the Loans provided that the Company could prepay the Loans at any time without penalty. On March 1, 2019, the Company paid $184,000 to Mr. Bhuiyan, repaying each of the Loans from Mr. Bhuiyan in full, and paid $115,000 to Lifestyle Healthcare LLC, repaying the March 2018 promissory note in full. On April 23, 2019 and May 7, 2019, the Company paid $79,000 and $75,000, respectively, to Lifestyle Healthcare LLC. On May 8, 2019, the Company entered into a letter agreement (the “Letter Agreement”) with Lifestyle Healthcare LLC, acknowledging that all of the Loans from Lifestyle Healthcare LLC were repaid in full, except for $75,000 that remains outstanding under the December 2018 promissory note. The Letter Agreement also modified the maturity date of the December promissory note to June 30, 2019.

No other changes to the Original 8-K were made. The foregoing description of the Letter Agreement is not complete and is qualified in its entirety by reference to the Letter Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference. A description of each of the Loans was included in the Original 8-K and such descriptions are incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

The description set forth in Item 1.01 above is hereby incorporated by reference into this Item 1.02. Upon payoff of the March 2018, May 2018 and November 2018 promissory notes, all of the Company’s obligations under such promissory notes were satisfied, terminated and released in full.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Letter Agreement between the Company and Lifestyle Healthcare LLC, dated May 8, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

Dated: May 8, 2019	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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